Supplement to the Current Prospectus

MFS(R) Union Standard Equity Fund

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the MFS Union Standard Equity Fund (the "Fund") has approved (i) a change to the name of the Fund; (ii) certain changes to the Fund's investment policies consistent with this name change; and (iii) certain changes to the Fund's fee arrangements. The Fund's investment objective of capital appreciation will not change.

Name Change. Effective June 1, 2008, the Fund's name will change to the MFS(R) Blended ResearchSM Core Equity Fund.

Investment Policy Change. Currently, the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets in equity securities of companies which have a unionized workforce and meet certain labor sensitive guidelines ("union-sensitive companies") or do not have a unionized workforce but meet certain labor sensitive guidelines and do not directly compete with companies with a unionized workforce ("labor-sensitive companies").

Effective June 1, 2008, the Fund's policy of normally investing at least 80% of its net assets in union-sensitive and labor-sensitive companies will be discontinued, and the following investment policy will take effect:

     "MFS (Massachusetts Financial Services Company, the Fund's investment adviser) normally invests at least 80% of the Fund's net assets in equity securities."

     The Fund will incur brokerage commissions and other transaction costs associated with the repositioning of portfolio securities in connection with this change in investment policy.

     Portfolio Management. The Fund is currently managed by Jonathan W. Sage. Effective June 1, 2008, Matthew Krummell will join the Fund's management team as a co-portfolio manager. Mr. Krummell has been employed in the investment management area of MFS since 2001.
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Fee  Arrangements.  In connection  with the name and investment  policy changes, effective June 1, 2008, MFS will lower its contractual investment advisory fee from 0.65% to 0.60% annually of the Fund's average daily net assets.

MFS has also agreed to waive 0.05% of the 0.10% distribution fee component of the Fund's Class A Rule 12b-1 fee. In addition, MFS has agreed in writing to bear the Fund's expenses such that "Total Annual Fund Operating Expenses" do not exceed 0.90% of the Fund's average daily net assets annually for Class A shares, 1.60% of the Fund's average daily net assets annually for each of Class B and Class C shares, and 0.60% of the Fund's average daily net assets annually for Class I shares. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses. These limitations will take effect on June 1, 2008 and will continue until at least January 31, 2010.

After taking into account these arrangements, the Fund's "Net Expenses" are expected to be 0.40% lower than the Fund's current "Net Expenses" for Class A shares and 0.35% lower than the Fund's current "Net Expenses" for Class B, Class C, and Class I shares.

CDSC Waiver. MFS Fund Distributors, Inc. will waive any applicable contingent deferred sales charge ("CDSC") with respect to redemption requests received between February 28, 2008 and June 1, 2008.

A  full  description  of  the  Fund's  revised   investment   policies  and  fee
arrangements will be included in the Fund's prospectus scheduled to be revised on June 1, 2008.

             The date of this Supplement is February 28, 2008.